UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 19, 2025

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On February 19, 2025, SM Energy Company (“Company”) issued a press release announcing its fourth quarter and full year 2024 financial and operating results, year-ended 2024 reserves, and the Company’s 2025 operating plan, as well as announcing its planned participation in upcoming investor conferences and the related details. As indicated in the press release, the Company scheduled a webcast and conference call for February 20, 2025, at 8:00 a.m. Mountain time/10:00 a.m. Eastern time to answer questions. The conference call is publicly accessible via webcast (available live and for replay) and telephone, and the press release includes instructions for accessing the webcast via the Company's website and dial-in information for the call. Availability of the webcast on the Company’s website is at the Company’s discretion and may be discontinued at any time. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 2, 2025, Alan Bennett will be appointed as Vice President - Controller of the Company. Mr. Bennett has held roles of increasing responsibility since joining the Company in 2011. Most recently, Mr. Bennett served as Senior Director, Financial Planning & Analysis and, prior to that, served as Director of Operations Accounting. Prior to joining the Company, Mr. Bennett was a Senior Associate at Ernst and Young LLP. Mr. Bennett is a certified public accountant and he earned a Bachelor of Science in Accounting and a Master of Science in Accounting and Finance from North Carolina State University. In his new role, Mr. Bennett will serve as the Principal Accounting Officer of the Company.
Mr. Bennett has no family relationships with any of the Company’s directors or executive officers. There are no related party transactions between the Company and Mr. Bennett that require disclosure pursuant to 404(a) of Regulation S-K.
Patrick A. Lytle, who currently serves in the role of Vice President - Chief Accounting Officer and Controller will be promoted to the position of Senior Vice President - Finance, effective March 2, 2025. He will assume the Investor Relations and ESG Stewardship responsibilities as well as oversee the financial planning and treasury functions.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1
Press release of SM Energy Company dated February 19, 2025, entitled "SM Energy Reports Record 2024 Results and Transformative 2025 Operating Plan; and Announces Officer Retirement and New Appointments"

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	February 19, 2025	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Vice President - Chief Accounting Officer and Controller
(Principal Accounting Officer)